EXHIBIT 10.1

[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

AMENDMENT NUMBER ONE

TO THE R&D SERVICES AGREEMENT

(1)	Framatome, a simplified joint stock company, (“Société par actions simplifiée”), organized and existing under the laws of France, having its registered office at 1 place Jean Millier, 92400 Courbevoie, France, registered at the French Trade registry of Nanterre under the N° 379 041 395 RCS Nanterre, represented by Bernard Fontana, Chief Executive Officer, (hereinafter referred to as “Framatome”)

(2)	Lightbridge Corporation, 11710 Plaza America Dr., Suite 2000, Reston, Virginia 20190, USA, a Nevada corporation (hereinafter referred to as “Lightbridge” or “LTBR”)

(3)	Enfission LLC, 11710 Plaza America Dr., Suite 2000, Reston, Virginia 20190, USA, a Delaware corporation (hereinafter referred to as “Enfission”)

(each of Framatome, Lightbridge and Enfission, a “Party” and collectively, the “Parties”)

This Amendment Number One (“Amendment One”) amends the 14 November 2017 R&D Services Agreement (“RDSA” or “Agreement”) signed between AREVA NP SAS and Lightbridge Corporation(each of AREVA NP and Lightbridge an “Original Party” and collectively, the “Original Parties”), and shall be deemed effective retroactively as of January 25, 2018.

1.	The Original Parties to the RDSA drafted the RDSA in a manner contemplating that a JV to be established between Framatome Inc. (a Framatome U.S. based subsidiary) and Lightbridge would become a party to the RDSA.

As set forth in section 16.3 of the RDSA, in the framework of the French nuclear sector’s reorganization, AREVA NP went through a spin-off of most of its activities to its subsidiary New NP on December 31 2017 (“Spin-Off’); the corporate name of New NP has been changed and has been, since January 4th 2018, “Framatome”. As the result of the Spin-Off, Framatome took over, as a whole, all of the rights and obligations of AREVA NP under the RDSA, as of December 31 2017.

On January 25, 2018, Framatome Inc. and Lightbridge formed this JV, naming it Enfission, LLC (“Enfission”).

2.	Framatome and LTBR now desire to formally add Enfission as a party to the RDSA, and Enfission, LLC, intending to be fully bound by the terms of the RDSA, hereby agrees to become a party to the RDSA, with all rights, privileges, duties and obligations attendant thereto. Amendment One thus amends the RDSA by adding Enfission as a party to the Agreement. As such, the LTBR, Framatome and Enfission, LLC are hereinafter referred to individually as a “Current Party” and collectively as the “Current Parties” to the RDSA.

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.	The Current Parties hereby agree to further amend the RDSA as follows:

A.	All references throughout the RDSA to any duties, obligations, rights, privileges and the like to be accorded solely or additionally to the JV once formed or established, shall be interpreted and given effect so as to recognize that Enfission was formed/established as of January 25, 2018.

B.	The names “AREVA NP SAS,” “AREVA NP” and “ANP” used in the preamble of the RDSA, and all uses of such terms throughout the RDSA are deleted and replaced with “Framatome.”

C.	All uses of “Areva, Inc.” throughout the RDSA are deleted and replaced with “Framatome, Inc.”

D.	Section 1.41 (definition of “JV”) is deleted in its entirety and replaced with the following:

1.41 “JV” or “Enfission” means Enfission. LLC. a U.S. limited liability company (LLC), established under the laws of the state of Delaware USA and jointly owned by Framatome. Inc. and Lightbridge.

E.	Section 1.57 (definition of “Parties”) is modified as follows:

1.57 “Parties” means ~~ANP~~ Framatome and LTBR (subject to the provisions of Section 16.3) as controlled (as defined in Section 1.3) at the date of the execution of the present Agreement, and Enfission. “Party” has a correlative meaning.

F.	Section 2 (Exhibits) is amended as follows:

[. . .]

(k) Exhibit K (Personnel categories and corresponding Unit Rates); and

(1) Exhibit L (signed and binding Confidentiality Agreement); and

(m) Exhibit M (Purchasing from Authorized Vendors and Vendor Payment Processing).

G.	Section 5.1(b) (Budget Related to the Roadmap), ninth paragraph, is modified as follows:

No Party shall have any obligation to implement changes to the Roadmap and/or development schedule, resources, and cost estimates unless previously approved in writing by the Project 1 Steering Committee, and no Party shall have any obligation to make any additional payments to any other Party on account of any such changes, unless the Project 1 Steering Committee has duly approved any such changes and the Parties have agreed to such changes in writing through a new or amended Work Release Notice.

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

H.	Section 5.2 (Work Release Notices) is modified as follows:

i)	The Section 5.2 heading is modified to state:

Work Release Notices and Purchases from Authorized Vendors and Vendor Payment Processing

ii)	After the fourth paragraph, the following language is added:

Enfission personnel shall follow the “Purchasing from Authorized Vendors and Vendor Payment Processing” guidelines set forth in Exhibit M. These guidelines govern the process of purchasing goods and/or services from authorized vendors, and the process of paying authorized vendors for those goods and services.

I.	Section 5.5 (Subcontracting) is modified as follows:

i)	After the third paragraph, the following language is added:

For the sake of clarity, the above-mentioned written approval is required for each of the Subcontracted tasks, even if the Subcontractor has already been approved in order to perform another Subcontracted task.

ii)

The fourth paragraph, second sentence is modified to state: These arrangements, unless expressly consented to in writing by the other Parties on a case by case basis. shall require that the obligations provided in this Agreement (including without limitation the obligations in Section 6, Section 7, Section 10, and Section 11) shall also apply to such Subcontractors.

J.	Section 9.2 (Invoicing) is modified as follows:

i. The first paragraph is modified to state: ~~From the Effective Date to the earlier of the JV formation date, or January 31, 2018, the currency of invoicing or of payment shall be in EURO. The Parties shall execute an amendment to this Agreement prior to such date to ensure that immediately after ouch date Lightbridge or the JV, as applicable, shall receive invoice; and remit payment in U.S. Dollars. In the amendment, the engineering rates for each R&D Service Provider’s European resources shall he converted from EURO to U.S. Dollars at then current spot exchange rato plus the actual and reasonable currency hedging cost incurred by the R&D Service Provider assuming the foreign exchange risk. Upon conversion of the engineering rate; from EURO into U.S. Dollars, such engineering rates~~. The currency of invoicing or of payment shall be in U.S. Dollars. The engineering rates for each R&D Service Provider’s European resources shall remain unchanged until the end of the calendar year. When incurred by Framatome for hedging the EUR/USD currency risk in each applicable calendar year (% to be agreed between the Parties) to the engineering rates in each applicable calendar year.

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ii. The fourth paragraph is modified to state: By the end of the first week of each month, each R&D Provider shall send to Accounts Payable at ~~Lightbridge (or~~ the JV, ~~once it is established~~), an electronic copy of its invoice together with the supporting documentation corresponding to the hours spent for each Unit Rate category, for each task, during the previous month by the R&D Provider for the performance of the R&D Activities and any additional expenses incurred during this period as provided under Section 9.3(b). All hours for such previous month shall be timely submitted and invoiced as provided herein. To the extent that the R&D Provider fails to timely submit hours as provided in this paragraph, the JV shall be relieved of all liability for payment of such untimely submitted hours.

K.	Section 9.4 (Subcontracting / Investment Expenses) is modified as follows:

Subcontracting activities and investment expenses (such as but not limited to equipment, tools, materials, and licenses) managed by ~~ANP~~ Framatome SAS engineers ~~should~~ shall be invoiced to ~~LTBR (or~~ the JV, ~~once formed)~~. Subcontracting activities conducted by third parties, activities conducted by Framatome technical centers in Karlstein and Erlangen DTI, and Framatome investment expenses shall be invoiced based on actual cost ~~+ ANP margin equal to~~ [*****]~~% (value creation by ANP engineers)~~ plus an administrative treatment fee, not to exceed ] [*****]%.

L.	The following language is added as new Section 16.14:

Electronic Transmittals and Signatures. The Parties intend to conduct business under this Agreement by electronic means. Each document arising out of or referenced in this Agreement, and which a Party has sinned and transmitted electronically to the other (and evidenced by a delivery confirmation receipt), shall be intended as and constitute an original and deemed to contain a valid signature of the Party for all purposes acknowledging, consenting to, authorizing and approving the terms of such document or any subject matter applicable- thereto and shall satisfy any and all requirements in this Agreement for a document or signature to be “in writing” or “written”.

M.	The Exhibits are amended as follows:

i.	Deleting Exhibit K (Personnel Categories and Corresponding Unit Rates) and replacing the same with the attached updated Exhibit K (Personnel Categories and Corresponding Unit Rates in U.S. Dollars —January 25, 2018 — December 31, 2018)

ii.	Adding, after Exhibit L, the attached Exhibit M (Purchases from Authorized Vendors and Vendor Payment Processing)

All other terms and conditions of the Agreement remain unchanged.

This Amendment One may be executed by the Current Parties in one or more counterparts, all of which shall be considered one and the same, and all of which shall have an effective date of January 25, 2018. All other sections of the RDSA in effect prior to this Amendment One shall continue in full force and effect.

[Signature page follows.]

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the undersigned, who are all of the Current Parties to the RDSA, intending to be legally bound, have executed this Amendment One as of the date(s) set forth below, with such Amendment One to be deemed effective as of January 25, 2018.

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae	Date: July 2, 2018
Name:	Seth Grae
Title:	President and Chief Executive Officer

FRAMATOME SAS

By:	/s/ Bernard Fontana	Date: July 3, 2018
Name:	Bernard Fontana
Title:	Chief Executive Officer

ENFISSION, LLC

By:	/s/ Seth Grae	Date: July 2, 2018
Name:	Seth Grae
Title:	President and Chief Executive Officer

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit K

Personnel Categories and Corresponding Unit Rates in U.S. Dollars

January 25, 2018 — December 31, 2018

Framatome SAS / Framatome Inc.

Hedging FX rate utilized: [*****] USD to 1 Euro

Personnel category	Unit Rate in US $/h for US Personnel	Unit Rate in $/h for non-US Personnel
Expert (France) Advisory Engineer or Technical consultant (US)	[*****]	[*****]
Senior Engineer France) Principal Engineer (US)	[*****]	[*****]
Engineer (France) Engineer 111/IV (US)	[*****]	[*****]
Technician/operator (France) Engineer I/II (US)	[*****]	[*****]

Lightbridge

Personnel Category	Unit Rate in US Dollars per Hour
Advisory Engineer or Technical Consultant	[*****]
Principal Engineer	[*****]
Engineer III/W	[*****]
Engineer I/II	[*****]

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit M

Purchasing from Authorized Vendors and Vendor Payment Processing

PROCEDURE: Purchasing from Authorized Vendors and Vendor Payment Processing	SECTION Number: P2P

I.	PURPOSE

The purpose of this policy is to establish formal guidelines governing the process of purchasing goods and/or services from authorized vendors, and over the process of paying authorized vendors for those goods and services.

II.	APPLICABILITY

These guidelines apply to all user departments who requisition materials, supplies, services, or equipment. They also apply to the Accounting department responsible for issuing payments to vendors.

III.	RESPONSIBILITIES

[*****]

IV.	DEFINITIONS

Purchase Requisition (PR): represents the request made by a user department with a business need to acquire goods and/or services.

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[*****] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Purchase Order (PO): is a financially controlled document and all POs must be accounted for and subject to audit. It commits Enfission funds for the value of goods and/or service specified in the PO, and authorizes the vendor to deliver and charge Enfission for the goods and services specified in the PO.

Work Release Notice (WRN): is an agreement between Framatome and Lightbridge companies that establishes the tasks to be performed by the two entities and the corresponding budget cost expected to be incurred to perform and complete those tasks to achieve the objectives of the Enfission joint venture.

V.	GUIDELINES

[*****]

VI.	EFFECTIVE DATE

This procedure shall become effective upon approval.

Original	Revision No. _____1_____

APPROVED: [MONTH]/[DAY]/[YEAR]	APPROVED BY:	JOB POSITION

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